Commerce Bancorp [LOGO]



                                                                   Investor Expo
                                                                  April 29, 2003

                                A UNIQUE AMERICAN
                                  GROWTH MODEL

                               THE COMMERCE MODEL

o        Growth Retailers not Bankers
                          ---
o        Unique Deposit Driven/Retail Focus

o        Service, not Rate, Drives Growth
                  ---
o        Growth is Essential to Success and Value



                                                                        [LOGO] 3

                            THE COMMERCE DIFFERENCE

o        $18 Billion Bank Serving
         Metro New York & Metro Philadelphia

o        32% 5-Year Annual Deposit Growth Rate

o        Low Cost Deposit Funding

o        Strong Asset Quality

o        National Insurance Leader


                                                                        [LOGO] 4

                         America's Most Convenient Bank

1995

[GRAPHIC OMITTED - MAP OF BRANCH LOCATIONS]

57 Offices
Assets - $3B

                                                                        [LOGO] 5

                         America's Most Convenient Bank

2003

[GRAPHIC OMITTED - MAP OF BRANCH LOCATIONS]

270 Offices
Assets - $21B

                                                                        [LOGO] 6

                         America's Most Convenient Bank

2005

[GRAPHIC OMITTED - MAP OF BRANCH LOCATIONS]

375 Offices
Assets - $32B

                                                                        [LOGO] 7

NUMBER OF BRANCHES

[BAR CHART OMITTED]

                   Total      Philadelphia        NYC       Other

1990                 35             23             12
1995                 57             44             13
2002                224            123            101
2007 Proj.          515            157            258        100

New Markets, Metro Phila. & Metro New York - 515


                                                                        [LOGO] 8

ASSET GROWTH

[BAR CHART OMITTED]


1990 - $0.9 billion
1995 - $3.0 billion
2000 - $8.3 billion
2002 - $16.4 billion

27% Average Annual Growth (1990 - 2002)


                                                                        [LOGO] 9

FIVE YEAR GROWTH

[BAR CHART OMITTED]

1998
Assets            $ 5,424
Deposits            4,929
Loans               2,280

1999
Assets            $ 6,636
Deposits            5,609
Loans               2,961

2000
Assets            $ 8,297
Deposits            7,388
Loans               3,687

2001
Assets            $11,364
Deposits           10,186
Loans               4,583

2002
Assets            $16,404
Deposits           14,549
Loans               5,823

32% Average Asset Growth  (1998 - 2002)

Average Annual Increase
Assets         +32%
Deposits       +32%
Loans          +26%


                                                                       [LOGO] 10

                     2002 SUMMARY

Total Assets             $16.4 Billion       +44%

Total Deposits            14.5 Billion       +43%

Total (Net) Loans          5.7 Billion       +27%

=====================================================

Total Revenues           830.2 Million       +39%

Total Expenses           579.2 Million       +38%

Net Income               144.8 Million       +41%

Net Income Per Share     2.04                +35%


                                                                       [LOGO] 11

                   1st QUARTER 2003
                 FINANCIAL HIGHLIGHTS

Total Assets             $17.8 Billion       +43%

Total Deposits            16.2 Billion       +43%

Total (Net) Loans          5.9 Billion       +22%

=====================================================

Total Revenues           243.4 Million       +35%

Total Expenses           172.1 Million       +37%

Net Income                42.9 Million       +35%

Net Income Per Share      .60                +33%


                                                                       [LOGO] 12

TOTAL REVENUE

[BAR CHART OMITTED]


1998 - $291 Million
1999 - $360 Million
2000 - $448 Million
2001 - $598 Million
2002 - $830 Million
2003 Management Target - $1,050 Million

30% Average Annual Increase (1998 - 2002)
39% Average Annual Increase (2001 - 2002)
25% Average Annual Increase (2002 - 2003)
35% Average Annual Increase (1st Quarter 2003 Growth)

                                                                       [LOGO] 13

FIVE YEAR NET INCOME

[BAR CHART OMITTED]

                                            Return on Average Total Equity
1998 - $42 Million                                13.57%
1999 - $66 Million                                19.53%
2000 - $80 Million                                19.81%
2001 - $103 Million                               17.64%
2002 - $145 Million                               18.50%
2003 First Call Consensus - $178 Million          18.50%


31% Average Annual Increase (1998 - 2002)
41% Average Annual Increase (2001 - 2002)
23% Average Annual Increase (2002 - 2003)
35% Average Annual Increase (1st Quarter 2003 Growth)




                                                                       [LOGO] 14

FIVE YEAR EARNINGS PER SHARE

[BAR CHART OMITTED]


1998 - $0.71
1999 - $1.08
2000 - $1.25
2001 - $1.51
2002 - $2.04
2003 First Call Consensus - $2.46

31% Average Annual Increase (1998 - 2002)
35% Average Annual Increase (2001 - 2002)
21% Average Annual Increase (2002 - 2003)
33% Average Annual Increase (1st Quarter 2003 Growth)



                                                                       [LOGO] 15

QUARTERLY EPS

26 QUARTERS OF INCREASED EARNINGS



Mar - 00       16%       .29
Jun - 00       19%       .31
Sep - 00       14%       .32
Dec - 00       16%       .33
Mar - 01       21%       .35
Jun - 01       19%       .37
Sep - 01       19%       .38
Dec - 01       24%       .41
Mar - 02       29%       .45
Jun - 02       32%       .49
Sep - 02       39%       .53
Dec - 02       39%       .57
Mar - 03       33%       .60


                                                                       [LOGO] 16



                               ORGANIZATION CHART

                                              Hill
                                              CEO
                                                |
                                                |
           ---------------------------------------------------------------------
           |                           |             |                          |
   --------|---------                  |             |                          |
   |                |              DiFlorio       Falese                        |
Pauls      |    Musumeci            Retail         Lending                      |
CFO        |    Credit                 |             |                          |
   ---------------                     --------------                           |
   |              |                            |                --------------------------------
Wojcik         Jordan                          |                |               |              |
Risk Mgmt.     Corporate                       |                |               |              |
                                             Market         Cunningham      Norcross        Stafford
                                           Managers           Marketing     Insurance     Capital Markets



                                                                       [LOGO] 17

                                GROWTH RETAILERS

                                                            Dennis M. DiFlorio
                                                            Chief Retail Officer

DEPOSITS

[BAR CHART OMITTED]

                         # of Branches       Cost of Funds
1998 - $4.9 Billion           96                  2.90%
1999 - $5.6 Billion          120                  2.64%
2000 - $7.4 Billion          150                  3.14%
2001 - $10.2 Billion         184                  2.34%
2002 - $14.5 Billion         224                  1.46%


32% Average Deposit Growth (1998 - 2002)
38% Average Deposit Growth (2000 - 2001)
43% Average Deposit Growth (2001 - 2002)

                                                                       [LOGO] 19

DEPOSIT TREND

[BAR CHART OMITTED]

                                                                                   Balances ($ in Billions)
                              2003 Cost of Deposits    Annual Percentage Growth      3/02           3/03
                              ---------------------    ------------------------      ----           ----
Core Deposits                       .92%                    47.2%                   $10.0          $15.0
Demand                                0%                    41.7%                    2.56           3.63
Interst Checking and MMDA           .86%                    57.2%                    3.88           6.10
Savings                             .88%                    51.3%                    2.20           3.33
Time                               2.54%                    27.7%                    1.75           2.24
Public Time                        1.56%                     1.0%                    0.93           0.94



                                                                       [LOGO] 20

                           "SAME BRANCH" PERFORMANCE
                              CORE DEPOSIT GROWTH

[BAR CHART OMITTED]

                        12/97           11.3%
 FIRST                   3/98           13.1%
 UNION                   6/98           15.8%
 ACQUIRES                9/98           20.1%
 CORESTATES             12/98           22.4%
       |                 3/99           21.1%
       |                 6/99           20.1%
       |                 9/99           17.5%
       |                12/99           14.2%
       |                 3/00           14.3%
       -                 6/00           13.8%
                         9/00           15.2%
                        12/00           15.1%
                         3/01           17.3%
 FLEET                   6/01           16.5%
 ACQUIRES                9/01           21.5%
 SUMMIT                 12/01           26.5%
       |                 3/02           28.2%
       |                 6/02           30.0%
       |                 9/02           30.8%
       |                12/02           29.0%
       -                 3/03           29.0%



Branches open 2 years or more.


                                                                       [LOGO] 21

                              STORE DEPOSIT GROWTH
                                 (in millions)


                                    12/31/2001                              12/31/2001
                                    ----------                              ----------
                            Stores           Growth                    Stores        Growth
                            ------           ------                    ------        ------
Same Store Deposits
(2 Years+)                  120               $1,763   27%*               150          $2,605       29%*


Stores 12-24 months          30                 $603                       34          $1,016

Stores less than 12 months   34                 $432                       40            $742
                            --------------------------------            ---------------------------------

Total                       184               $2,798   38%                224          $4,363       43%



* Represents Same Store Core Deposit Growth


                                                                       [LOGO] 22

                                                     DEPOSIT GROWTH BY MARKET
                                                          (in millions)

                                                                                                             Annualized
                     # of                                           $             %              Comp        Growth per
                   Offices      3/31/03           3/31/02        Increase      Increase         Store          Branch
                   -------      -------           -------        --------      --------         -----          ------
 Metro Phila         124         $9,520            $7,099         $2,421            34%          29%            $21

 Northern NJ          84          5,548             4,030          1,518            38%          28%             21

 Manhattan            11            760               192            568           n/a           n/a             95

 Long Island           7            404               n/a            404           n/a           n/a            108
                    ------------------------------------------------------------------------------------
     Total           226        $16,232           $11,321         $4,911            43%          29%            $27




                                                                       [LOGO] 23

                                                    CORE GROWTH BY SEGMENT

                               % of                       % of         Annual        Comp Store
               3/31/03        Total          3/31/02     Total        Growth %        Growth %
             -----------------------------------------------------------------------------------
Consumer       $7,894           52%          $5,638        54%          40%             23%

Commercial      5,291           34            3,495        34           51%             32%

Government      2,111           14            1,262        12           67%             38%
             -----------------------------------------------------------------------------------
              $15,296         100%          $10,395       100%          47%             29%



                                                                       [LOGO] 24

                                            NEW JERSEY DEPOSIT GROWTH


                     1991      Market             2002         Market                           Deposit
                  Deposits      Share          Deposits        Share        $ Change           % Change
                  --------      -----          --------        -----        --------           --------

     First Union     $24.7       18%              $18.6          10%       -6.1 Billion          -25%

     PNC              14.4       11%               13.0           7%       -1.4 Billion          -10%

     Fleet            29.4       22%               27.7          16%       -1.7 Billion           -6%


     Commerce Bank     1.1        1%                9.5           5%       +8.4 Billion         +764%


 Note: Fleet Deposits exclude its Quick & Reilly office headquartered in Jersey City.


                                                                       [LOGO] 25

                                 BRANCH DENSITY

                               Top 25 Metro Areas

                          Branches per Million People
Philadelphia, PA-NJ(#1)             388
Washington DC-MD-VA-WV              376
Baltimore, MD                       373
Nassau-Suffold, NY                  338
Boston, MA-NH                       330
New York, NY(#21)                   219

      Source: Analysis of U.S. Census Bureau and Federal Deposit Insurance
            Corp. data by First Manhattan Consulting Group, New York


                                                                       [LOGO] 26

                               [GRAPHIC OMITTED]

"Building Our Brand One Brick at a Time..."

                               FACILITIES AND THE
                                 COMMERCE BRAND

o The Branch is the Brand.

o Prototype Design reinforces the Brand.

o Long-term partner ensures continuity of each store.

o Design and build model allows for rapid rollout of new stores.

o 140 deals signed for potential new stores.

                                                                       [LOGO] 28

                                HOUSEHOLD PROFILE


Household Growth
[Bar Chart Omitted]
2001      725 thousands
2002      975 thousands
2003      1.3 million (projected)
2004      1.7 million (projected)
2005      2.0 million (projected)

34% increase (2001 - 2002)


Products Per Household
[Bar Chart Omitted]
2000      2.99
2001      3.05
2002      3.09
Peers     1.78



Relationship includes deposit and loan accounts and debit cards.
Source: 2001 ABA Retail Banking Survey report banks with >$500 Million & more in asests.




                                                                       [LOGO] 29

                               MARCH NEW ACCOUNTS

Accounts Opened
[Bar Chart Omitted]
3/01      34,165
3/02      43,532
3/03      54,354

25% increase (3/02 - 3/03)

Open to Close Ratio:
- Industry      1
- Commerce    2.2


[Pie Graph Omitted]
Commerce       35.2%
Citi            2.8%
Chase           3.9%
Citizens        2.4%
Sovereign       2.4%
PNC             5.4%
First Union     9.0%
Fleet          11.4%
Other          27.6%

Source: 2001 ABA Retail Banking Survey; American Banker


                                                                       [LOGO] 30

                           NET NEW CHECKING ACCOUNTS

                               Average Per Store
                                      2002


Fleet                    109
Bank of America          122
Commerce Bank            889

                          Fleet         Bank of America     Commerce Bank
Net Account Growth       169,000             527,789             176,027
# of Stores                1,552               4,330                 196


Sources: Fleet and Bank of America accounts from Salomon Smith Barney presentations dated 1/29/03. FDIC stores as of 6/30/02.


                                                                       [LOGO] 31

                                 BRANCH VOLUMES

50% More Households per Branch

Peers >$500M        3,723
Commerce            5,600




March Customer Traffic

Customer Visits/Store
2003                34.4
Burger King         25.0





                                                                       [LOGO] 32

FREE Self Service Coin Counting

[GRAPHIC OMITTED]


o Animated talking "Penny"

o 6,000 Coins per Minute

o Prizes for correct Guesses

o Separate "KIDS Counter"

o March 2003 Stats
  ----------------
- 136,000 Customers



                                                                       [LOGO] 33
                               commerceonline.com

o 260,000 Households

o Access to Full Banking

o Online/Real Time

o Electronic Bill Paying

o Online Trading

35% Household Penetration

[GRAPHIC OMITTED]


                                                                       [LOGO] 34

                             The New COMMERCEONLINE
                                 ---


o    Faster

o    Better Bill Pay - FREE!
     - Pay anyone
     - Full year history
     - Online proof of payment

o    Improved transaction tools
     - Running balances
     - Data sorting
     - Power search

o    Quicken, Money &
     Quickbooks 2003

[GRAPHIC OMITTED]


                                                                       [LOGO] 35

                              CHANNEL UTILIZATION
[BAR CHART OMITTED]
Teller Transactions                     10.3 million            44.2%
POS Transactions                         4.9 million            20.8%
ATM Transactions                         3.4 million            14.4%
YES-2000 Calls                           2.3 million            10.0%
COL Logins                               1.7 million             7.2%
CCS Calls                                 .8 million             3.4%

CCS Calls includes Core & Directory


                                                                       [LOGO] 36

                              FANS... not CUSTOMERS
                                      ---

o Superior Service - Every Channel
o Not Better, Net Best...LEGENDARY!
o "WOW! The Customer" Culture
                      ----

                                                                       [LOGO] 37

[GRAPHIC OMITTED - 10 GREAT PLACES TO WORK]
Why?


o Good pay, strong benefits
o Challenging environment
o Flat corporate structure
o Rewards for hard work
o Winning franchise

"Employee Spirit...borders on cultish devotion"
                                Philadelphia Magazine

                                                                       [LOGO] 38

                              COMMERCE UNIVERSITY
[GRAPHIC OMITTED]

o 2002 Highlights
  ---------------
        -         45 Full Time Instructors
        -         1,700 Classes
        -         23,582 "Cheeks-in-Seats"
        -         14 Satellite Campuses

o College Credit
  --------------

o CU Rewards
  ----------
        -        Certifications, Degrees & Honors
        -        172 Employee Stock Option Awards

o WOW! the Customer!
  -----------------

                        It's All About WOW! the Customer

10,348 Retail Shops
1st Quarter '03

48,000 Shops
Planned for 2003

[BAR CHART OMITTED]

                        Average         Very Good          WOW!
CSR                       6%              32%               62%
Phone                     3%              39%               58%
Teller                    6%              22%               72%
Drive-Thru                4%              19%               77%
Overall                   5%              28%               67%



                                                                       [LOGO] 40

Retailtainment!

[GRAPHIC OMITTED]

                              DEPOSIT GROWTH PLAN

[BAR CHART OMITTED]

                           # of Branches       % Comp Store Increase
2003    $19.0 Billion           270                     21%
2004    $24.3 Billion           320                     20%
2005    $30.2 Billion           375                     18%
2006    $36.1 Billion           440                     18%
2007    $43.0 Billion           515                     18%

25% Average Deposit Growth (2003 - 2007)


                                                                       [LOGO] 42

[BAR CHART OMITTED]

                                 GROWTH MATRIX

                                                                                             Projected
                                                                                     ----------------------------
                                        2000            2001            2002            2003            2004
                                     ----------------------------------------------------------------------------
Beginning # of Branches                 120              150             184             224             270

# of New Branches                        30               34              40              46              50
                                         --               --             ---              --              --
# of Branches Year End                  150              184             224             270             320
-----------------------------------------------------------------------------------------------------------------
Actual Deposit Growth (billions)       $1.8             $2.8            $4.4

Total Deposit Growth per Branch         $13              $17             $21
-----------------------------------------------------------------------------------------------------------------

Projected Deposit Growth per
        Branch (millions)                                                                $18             $18

Projected Deposit Growth (billions)                                                     $4.5            $5.3

Deposit Growth Rate                      32%              38%             43%             31%             27%


                                                                       [LOGO] 43

                                     BRANCH
                                   ECONOMICS

                               COMPETITIVE BRANCH
                                    DEPOSITS

[BAR CHART OMITTED]

1 YEAR
------
Supermarket                      3.0
Traditional Bank Branch          4.5
Commerce                        19.0

# branchses < # years           <40


3 YEARS
-------
Supermarket                      5.7
Traditional Bank Branch         15.5
Commerce                        44.1

# branchses < # years           <104


5 YEARS
-------
Supermarket                      8.1
Traditional Bank Branch         22.3
Commerce                        65.4

# branchses < # years           <149


10+ YEARS
---------
Supermarket                     11.9
Traditional Bank Branch         31.7
Commerce                       109.6

# branchses < # years           <186
                                  38>


                                                                       [LOGO] 45

                              AVERAGE BRANCH SIZE
                                  (in millions)

[BAR CHART OMITTED]

1998                    $59.9
1999                    $60.3
2000                    $68.5
2001                    $71.7
2002                    $79.7
3/31/03                 $86.5


- For stores 2 years and older -

                                                                       [LOGO] 46

                                SUBURBAN BRANCH
                                 PROFITABILITY



                              Branch                     Branch                           Branch
Total Deposits                    $30.0                $75.0                         $100.0
                           ---------------------------------------------------------------------------------------


Total Income                       $1.8    5.9%         $4.5     6.0%                  $6.4      6.4%

Branch Operating Expenses         ($0.9)  (2.9%)       ($1.2)   (1.6%)                ($1.5)    (1.5%)


Net Pre-Tax Income                 $0.9    3.0%         $3.3     4.4%                  $4.9      4.9%


Number of Branches                less than 45          less than 86             less than 34 / greater than 50



                                                                       [LOGO] 47

                                  THE POWER OF
                                      WOW!


                                                          John J. Cunningham Jr.
                                                         Chief Marketing Officer

                                WHAT IS A BRAND?

It is:

        o  Who Are You

        o  What Your Customers Expect

        o  What You Deliver



                                                                       [LOGO] 49

                              HOW WAS THE COMMERCE
                                BRAND DEVELOPED?


o    Began as Retail Concept

o    Brand Developed by Exceeding Customer Expectations

o    Slogan Developed to Reflect Brand


                                                                       [LOGO] 50

                          [COMMERCE BANK LOGO OMITTED]

                         America's Most Convenient Bank

                                                                       [LOGO] 51

                               HOW DO WE EXECUTE?

o  Tell the Story


                                                                       [LOGO] 52

                                 AMERICA'S MOST
                                CONVENIENT BANK


[LOGO OMITTED]                  [LOGO OMITTED]               [LOGO OMITTED]
Hours                            Convenience                 Electronic Banking


                                                                       [LOGO] 53

[LOGO OMITTED]                  [LOGO OMITTED]               [LOGO OMITTED]
Treasury Direct                 NY Real Estate                  SBA Lender

                                                                       [LOGO] 54

                               TIME & TEMPERATURE

[GRAPHIC OMITTED]  Metro Philly


[GRAPHIC OMITTED]  Metro New York

               o    7 Days a Week/ 365 Days a Year

               o    Over 5,000 Commercials


                                                                       [LOGO] 55

                                JLD COMMERCIALS



                                                                       [LOGO] 56

[GRAPHIC OMITTED]

                               HOW DO WE EXECUTE?

o    Tell the Story

o    Reach Out to the Community


                                                                       [LOGO] 58

[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]


                                                                       [LOGO] 60

[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]


                                                                       [LOGO] 61

                                    Commerce

                               [GRAPHIC OMITTED]

                              MONEY SENSE FOR KIDS

                               HOW DO WE EXECUTE?

     o    Tell the Story

     o    Reach Out to the Community

     o    Engage the Customer



                                                                       [LOGO] 63

                               [GRAPHIC OMITTED]

                           WHY IS THE COMMERCE BRAND
                                  SUCCESSFUL?


          o    Different Model

          o    Consistent Delivery

          o    The "Buzz" Factor

                                                                       [LOGO] 65

                                MARKETING BUDGET

  Twelve Months                 Expense
    Ended                       (in millions)                   % of Revenue
-----------------------------------------------------------------------------
2001                            $18.4                                   3.1%

2002                            $23.7                                   2.9%

2003                            $33.7                                   3.2%


                                                                       [LOGO] 66

                                 MARKET DRIVEN
                                    BANKING



                                                                   Fred Graziano

                                                                Market President
                                                             Northern New Jersey

                              MARKET DRIVEN BANKING


o Community Banking Model

o Local People Making Decisions

o Market Ownership/ Principles


                                                                       [LOGO] 66

                            MARKET MANAGER STRUCTURE

[GRAPHIC OMITTED]

NEW JERSEY
North Jersey            $1.9 Billion
Central Jersey          $2.3 Billion
South Jersey            $5.3 Billion
Jersey Shore            $2.0 Billion

NEW YORK STATE
Westchester Co./
 Connecticut
Long Island             $404 Million
Manhattan               $775 Million

PENNSYLVANIA
Pennsylvania            $3.6 Billion


                                                        o Decentralized Delivery

                                                  o Centralized Control of Model


                                                                       [LOGO] 69

             CENTRAL DEPOSITS

[BAR CHART OMITTED]

                         # of Branches
1999 -   $318 Million         10
2000 -   $517 Million         20
2001 - $1,143 Million         28
2002 - $1,937 Million         38


84% Average Deposit Growth (1999 - 2002)
121% Average Deposit Growth (2000 - 2001)
69% Average Deposit Growth (2001 - 2002)

                                                                       [LOGO] 70

                                            GOVERNMENT RELATIONSHIPS
                                                      2002

                        New Jersey      Pennsylvania    Delaware        New York        Total
                        ----------------------------------------------------------------------
Cash Management             501              130           10               2            643

Corporate Trust             223               85            3               0            311

Insurance                   290                1           25               1            317
                         ------            -----        ------           -----        -------
                          1,014              216           38               3          1,271



                                                                       [LOGO] 71

                             NJ GOVERNMENT DEPOSITS
                               Six Month Average

                                    12/31/02       % Market         % Growth
                                 ----------------------------------------------
State of New Jersey-                $11.100B          54.0%             -17%
  Cash Management Fund (6/30/02)

Fleet National Bank                  $1.939B           9.4%             +11%
Commerce Bank                        $1.825B           8.8%             +25%
First Union                           $.955B           4.6%             +18%
PNC Bank                              $.910B           4.4%              +4%
Valley National Bank                  $.476B           2.0%             +24%


Source: State of New Jersey Department of Banking

                                                                       [LOGO] 72

                                    LENDING

                                                           Robert D. Falese
                                                           Chief Lending Officer

                                   COMMERCIAL
                               LENDING PHILOSOPHY

o        Know Your Customer/Regional Lending

o        Relationship Orientation Supports Deposit Building

o        We Don't Need to Stretch to Make Loans

o        Customers have Bankers they can talk to

o        Assess the Risk

o        Get Paid for the Risk


                                                                       [LOGO] 74

                                   COMMERCIAL
                               LENDING PHILOSOPHY


Focused on:
         -  Consumers
         -  Small Businesses
         -  Middle Market Companies
         -  Local Health Care Organizations
         -  Community Not-for-Profits
         -  Local Real Estate


                                                                       [LOGO] 75

CREDIT QUESTIONS

WHO:

o          Is the Borrower?
o          The Principals?
o          The Business?
o          The History?
---------------------------------------------------------------------
WHAT:

o          Is the Request?
o          Is the Hot Button?
o          Is Going to Go Wrong?
---------------------------------------------------------------------
WHY:

o          Do We Have the Request?
o          Is the Borrower Leaving Current Bank?

---------------------------------------------------------------------
HOW:

o          Are We Going to Get Repaid if Something Goes Wrong?
o          Are We Going to Control the Relationship?
o          Are You Going to Close the Deal?

---------------------------------------------------------------------
REWARD:

o          What is Our Compensation?
o          What are the Relationship Possibilities?


                                                                       [LOGO] 76

                                  LOAN GROWTH

[BAR CHART OMITTED]

                        Total Loans             Loan to Deposit Ration
1998                    $2.3 Billion                    46%
1999                    $3.0 Billion                    53%
2000                    $3.7 Billion                    50%
2001                    $4.6 Billion                    45%
2002                    $5.8 Billion                    40%
2003 (Projected)        $7.3 Billion                    40%


26% Average Annual Increase (1998 - 2003)
27% Increase (2001 - 2002)
25% Increase (2002 - 2003)




                                                                       [LOGO] 77

                                LOAN COMPOSITION

March 31, 2003                  Outstandings         % Total       % Growth
--------------                 ---------------------------------------------
Commercial                       $1,621                 27%             36%

Owner-Occupied Real Estate       $1,333                 22%             19%

Consumer                         $2,017                 34%             20%

Commercial Real Estate-
Investor                         $1,022                 17%             12%
                                --------------------------------------------
Total                            $5,993                                 22%



                                                                       [LOGO] 78

                             PORTFOLIO GEOGRAPHICS
                                 (in millions)


                                                        Growth          % of
Growth                      3/31/03     3/31/02           Rate          Total
-------                   --------------------------------------------------

Metro Philadelphia          $4,067      $3,370            21%           64%

Northern New Jersey          1,758       1,499            17%           24%

New York/Long Island           168          33            n/a           12%
                          --------------------------------------------------
Total:                      $5,993      $4,902                         100%


                                                                       [LOGO] 79

                               RECRUITING FOR THE
                                LENDING FUNCTION

o        Specific Market Experience
                o Geographic
                o Specialized
o        Hired by Experienced Lending Officers
o        Individual Officer/Teams
o        Books of Business



                                                                       [LOGO] 80

                               THE NEW YORK STORY

[GRAPHIC OMITTED]

o No Deviation from the
   Commerce Model and Philosophy

o Staffing with Experienced Officers

o Deliberate Growth

o Strong Deal Flow/
   Underserved Market



                                                                       [LOGO] 81

                                   DO NOT DO

o        3rd Party Lending

o        Syndications

o        Out of Area

o        Sub Prime



                                                                       [LOGO] 82

                                     CREDIT




                                                           Peter M. Musumeci Jr.
                                                           Chief Credit Officer

                                 ASSET QUALITY
                                                                       Top 60
                        12/00     12/01         12/02       03/03      Banks
                     ----------------------------------------------------------
Non-Performing
  Assets                .21%       .17%         .11%        .13%        1.06%

Charge-offs             .11%       .19%         .18%        .19%        0.71%

Loan Loss Reserve      1.32%      1.46%        1.56%       1.58%        1.74%

Non-Performing
  Loan Coverage         357%       398%         640%       500%          237%



                             Credit Rating: A-2/P-1

                                                                       [LOGO] 84

                                 ASSET QUALITY

[GRAPHIC OMMITTED]

               Gross
               Loans               NPA
           ($ in Billions)  (% of Total Assets)
               -----               ---
12/90          .553                2.06%
12/91          .578                2.35
12/92          .610                2.36
12/93          .701                1.34
12/94          .801                0.98
12/95          1.228               0.76
12/96          1.484               0.59
12/97          1.663               0.45
12/98          2.280               0.29
12/99          2.961               0.19
12/00          3.687               0.21
12/01          4.583               0.17
12/02          5.823               0.11
03/03          5.993               0.13


[GRAPHIC OMMITTED]



               Reserves            Net Charge-offs
           (% of Y/E Loans)      (% of Average Loans)
               --------            ---------------
12/90          1.20                     0.41
12/91          1.54                     0.58
12/92          1.45                     1.06
12/93          1.43                     0.88
12/94          1.50                     0.29
12/95          1.47                     0.11
12/96          1.31                     0.20
12/97          1.51                     0.15
12/98          1.37                     0.07
12/99          1.30                     0.07
12/00          1.32                     0.11
12/01          1.46                     0.19
12/02          1.56                     0.18
03/03          1.58                     0.19


Loan Loss Reserve       1.58%
Charge Offs             0.19%

                                                                       [LOGO] 85

                               AVERAGE LOAN SIZE
                                 March 31, 2003


Average loan outstanding in thousands
[BAR CHART OMITTED]
Consumer                $2

Home Equity             $28

Residential             $136

Commercial              $147

Perm Inv Developer      $506

Owner Occupied          $549

Construction            $883



AVERAGE
Consumer Loans          $14
Comm RE/Comm Loans      $261
Bank                    $38



                                                                       [LOGO] 86

                          PERCENTAGE OF NON-PERFORMING
                         ASSETS + 90 DAY DELINQUENCY TO
                                  TOTAL ASSETS

                                 March 31, 2003

[BAR CHART OMITTED]
North Fork              0.06%
Commerce                0.13%
Valley National         0.33%
Fifth Third             0.52%
Wachovia                0.60%
Chase                   0.71%
Wilmington Trust        0.92%
Fleet                   1.48%


                                                                       [LOGO] 87

                               PERCENTAGE RESERVE
                                FOR LOAN LOSSES
                            TO NON-PERFORMING LOANS
                                 March 31, 2003

[BAR CHART OMITTED]
North Fork              894%
Commerce                500%
Fifth Third             253%
Valley National         249%
Wachovia                161%
Fleet                   134%
Wilmington Trust        133%
Chase                   129%




                                                                       [LOGO] 88

                               CONSUMER PORTFOLIO

                         Mar 03           Weighted              Growth
                        Balance        Interest Rate %             %
                        -----------------------------------------------

RESIDENTIAL             $647,955            6.54%                 20%

HOME EQUITY            1,183,594            5.95                  26

OTHER                    185,044            9.80                  (9)

                        -----------------------------------------------

TOTAL                 $2,016,593            6.31%                 20%


                                                                       [LOGO] 89

                                CONSUMER CREDIT

HOME EQUITY LTV BREAKDOWN:                      $1.2 B
-------------------------

80% AND UNDER                                     84%
    81 - 90%                                       8%
    91 - 100%                                      8%
NO LTV's OVER 100%
27% Secured by First Mortgages

RESIDENTIAL LTV: Minimal LTV's over 80% without PMI
----------------

Home Equity FICO Score                            721

30 Day Delinquency at March 2003                0.78%

                                                                       [LOGO] 90

                                 RISK MANAGEMENT



                                                           David Wojcik
                                                           Senior Vice President

                                  COMPREHENSIVE
                                 RISK MANGEMENT



o        Corporate Wide Risk Management

o        Fully Independent Audit

o        Fully Independent Loan Review

o        Intense Regulatory Oversight



                                                                       [LOGO] 92

                            CORPORATE WIDE COVERAGE

o        Asset Quality

o        Credit Administration/Loan Operations

o        Interest Rate Risk and Income Simulation

o        Liquidity and Capital Adequacy


                                                                       [LOGO] 93

                            CORPORATE WIDE COVERAGE


o        Retail Operations

o        Data Processing

o        WOW! Service

o        Commerce Capital Markets

o        Monthly Reporting to Board and Senior Management


                                                                       [LOGO] 94

                                   REGULATORY



o        On-site, On-going OCC Examination

o        Federal Reserve Oversight

o        FDIC and State of New Jersey Examinations

o        SEC and NASD Reviews

o        Insurance Operations Subject to Continuous State Oversight

o        Strict Banking Rules on Operations/Reporting/Risk Management


                                                                       [LOGO] 95

                                  RELATED PARTY
                                  TRANSACTIONS


o        OCC/FRB

o        FDIC/State of New Jersey

o        Strict Rules

o        $100,000 Limit to Executive Officers

o        Detailed Loan Review and Reporting

o        Vendor Relationships Reviewed


                                                                       [LOGO] 96

                              RELATED LOAN SUMMARY
                                  (in millions)

                                        12/31/2002
                                    Outstanding Balance             % of Assets
                                    -------------------             -----------

Executive Officers                           $.1                        <0.01%
Bancorp Directors                          $24.9                         0.15%
                                           -----
           Total Bancorp                   $25.0

Subsidiary Boards                          $99.8                         0.61%
                         Total            $124.8                         0.76%



                                                                       [LOGO] 97

                              CORPORATE GOVERNANCE

o        Separate Committee

o        Independent Directors

o        Related Party Transactions

o        Sarbanes-Oxley and SEC Compliance

                                                                       [LOGO] 98

                                    SUMMARY

o        Commerce operates in a highly regulated environment

o        Continuous regulatory review of business

o        Related Party Loans are normal and highly reviewed

o        Excellent regulatory relations

o        Extra degree of protection



                                                                       [LOGO] 99

                                    INSURANCE
                                    BROKERAGE


                                                George E. Norcross III
                                                Chairman/Chief Executive Officer
                                                Commerce Insurance Services

o        Created Through the Combination and Growth of 16 Leading Independent
           Insurance Brokers
o        30th Largest Insurance Brokerage in America
o        Largest in New Jersey
o        Nearly $800 Million in Premium Volume
o        $70 Million in Revenue
o        Serving in Excess of 125,000 Clients


                                                                      [LOGO] 101

                             2003 PROJECTED REVENUE

                          Commerce Insurance Services
                              Revenue $70 Million
                                        |
        ----------------------------------------------------------
        |                     |                  |               |
     Commercial     Employee Benefits        Personal       Loss Control &
                                                            Profit Sharing

     $36 Million         $16 Million         $12 Million         $6 Million
        52%                  23%                  17%               8%




                                                                      [LOGO] 102

                                 GROSS REVENUE

1998                    $26 Million
1999                    $32 Million
2000                    $49 Million
2001                    $54 Million
2002                    $60 Million
2003 (Projected)        $70 Million


23% Average Annual Increase (1998 - 2003)


                                                                      [LOGO] 103

                                CAPITAL MARKETS

                                                        Vincent J. Stafford
                                                        Chief Executive Officer
                                                        Commerce Capital Markets

                                SUMMARY RESULTS


                                                       % of
                                                      Bancorp
2002 Revenue                       $35.0M                4%

Principal Components

  T/E Trading and Sales            $13.7
  Public Finance                    11.3
  Retail Brokerage/Asset Mgt.        7.6
  Equity (discontinued)              2.5

Net Fee Income (after-tax)          $2.3M              1.6%


                                                                     [LOGO] 105

                                 PUBLIC FINANCE
                                      2002

Transaction                            364
Underwriting                  $4.1 Billion
Average Underwriting         $11.1 Million


                                                                     [LOGO] 106

                                   FINANCIALS


                                                         Douglas J. Pauls
                                                         Chief Financial Officer

FIVE YEAR GROWTH

[BAR CHART OMITTED]

1998
Assets            $ 5,424
Deposits            4,929
Loans               2,280

1999
Assets            $ 6,636
Deposits            5,609
Loans               2,961

2000
Assets            $ 8,297
Deposits            7,388
Loans               3,687

2001
Assets            $11,364
Deposits           10,186
Loans               4,583

2002
Assets            $16,404
Deposits           14,549
Loans               5,823

32% Average Asset Growth  (1998 - 2002)

Average
Annual
Increase
--------
Assets         +32%
Deposits       +32%
Loans          +26%


                                                                      [LOGO] 108

                              NET INTEREST MARGIN

[LINE GRAPH OMITTED]

Plotted Points
               1991     1992     1993    1994    1995     1996    1997      1998     1999      2000      2001      2002     1Q 2003
5 Yr Treasury  5.93%    5.99%    5.21%   7.83%   5.38%    6.21%    5.71%    4.54%     6.34%     4.98%     4.30%     2.74%     2.71%
Commerce NIM   4.41%    4.46%    4.40%   4.43%   4.58%    4.72%    4.59%    4.42%     4.65%     4.62%     4.76%     4.69%     4.59%



                                                                      [LOGO] 109

                              NET INTEREST INCOME

    Deposit                   Rate           Volume              Total
    Growth                   Change         Increase            Increase
                            ----------------------------------------------
(in Billions)                             (in Millions)
--------------------------------------------------------------------------
     $+4.4       2002           $(1)           $+174             $+173
      +2.8       2001           +15              +92              +107
      +1.8       2000            (6)             +63               +57
       +.7       1999            +3              +49               +52


                                                                      [LOGO] 110

                              NET INTEREST INCOME

                                    Rate           Volume              Total
   Deposit                         Change         Increase            Increase
    Growth      Quarter Ended     ---------------------------------------------
(in Billions)      March 31                    (in Millions)
-------------------------------------------------------------------------------

     $+4.9      2003 vs. 2002       $(6)            $+50                $+44



                                                                      [LOGO] 111

                                   PROJECTED
                                  REINVESTMENT
                                  (in billions)


Sources:
     Deposit Growth                     $4.6

     Investment cash flows               4.4

     Loan repayments/other               1.0

Total                                  $10.0

Uses:
     Investments                        $7.5

     Loans                               2.5



                                                                      [LOGO] 112

                              INVESTMENT PORTFOLIO
                              as of March 31, 2003

                             Amount
Description               (in millions)    Duration       Avg. Life      Yield
------------------------------------------------------------------------------

Federal Agencies Pass
 Through Certificates         $3,568          3.3             4.3          5.58%

Collateralized Mortgage
 Obligations                   5,592          2.2             2.6          5.04

Obligations of State and
 Political Subdivisions          216          4.6             4.6          5.25

Other                            404          3.0             3.5          4.86
                           ----------------------------------------------------

                              $9,780          2.7             3.3          5.23%



                                                                      [LOGO] 113

                              INVESTMENT PORTFOLIO
                             First Quarter Purchases

                             Amount
Description               (in millions)    Duration       Avg. Life      Yield
------------------------------------------------------------------------------

Federal Agencies Pass
 Through Certificates           $440          4.0             5.2          4.93%

Collateralized Mortgage
 Obligations                   2,298          3.7             4.8          5.01

Obligations of State and
 Political Subdivisions          105          5.2             5.2          5.73
                           ----------------------------------------------------

                              $2,843          3.8             4.9          5.10%



                                                                      [LOGO] 114

                                RECENT SECURITY
                                    PURCHASES
                                                           MODIFIED        AVG.
DESCRIPTION           CUSIP        PRICE          YIELD    DURATION        LIFE
--------------------------------------------------------------------------------
AMAC 03-3 A1        000780AA4      101.31         4.95       2.70          3.05
CWALT 03-7T1 A2     BCC0AG7Z9      101.30         5.08       3.40          4.00
RAST 03-A5 WA       BCC0AJ7M2      101.20         5.07       3.20          3.90
WFMBS 03-3 1A2      94977AB9       101.58         4.93       3.00          3.40
CMSI 03-5 1A1       BCC0ACG13      101.31         5.00       2.98          3.40
FHR 2581 QG         31393LZT3       99.25         5.16       5.36          6.50




                                                                      [LOGO] 115

                                   ALCO LIVES
                                1st Quarter 2003


                                                 Average
                              Amount              Life           Yield
                           -----------------------------------------------
                            (billions)
Assets

     Loans                    $6.0                3.5 years       6.41%

     Investments              $9.1                3.5 years       5.16%

          Total              $15.1                3.5 years       5.65%

Liabilities

     Total Deposits          $15.0               14.3 years        .96%

Net Interest Margin                                         4.59




                                                                      [LOGO] 116

                               INCOME SIMULATION

Income Simulation - a method of assessing the impact on after-tax net income for 2003 assuming a +200 and -100 basis point change in interest rates.

                              Net Income Increases
                              --------------------

          -100                          Base                      +200
          ----                          ----                      ----

          +18%                          +25%                      +36%



                                                                      [LOGO] 117

                             MARKET VALUE OF EQUITY

Market Value of Equity - a method of assessing the market value of all the Company's assets and liabilities as well as any off-balance sheet items and the impact of a change in interest rates on the market value of these items.


               Change                                       Equity
                from               Market/                  Market
                Base                 Book                  Per Share
               ------              -------                 ---------
+200           29%                  4.56x                   $63.17

BASE                                3.76x                   $52.17

-100           -18%                 3.27x                   $45.37


                                                                      [LOGO] 118

                               COST OF EXPANSION


                                 (in thousands)

                                                            2002
Net Income                                                 $144,815

Expansion Costs:

     NY                                 $12,304

     Other                                4,297             $16,600
                                          -----             -------

Adjusted Net Income                                        $161,415




                                                                      [LOGO] 119

                                   FORTY FIVE
                              NEW BRANCHES PER YEAR
                                  (in millions)



                                      1 Yr.          5 Yrs.        10 Yrs.
                                      -----          -------       -------
Year End Deposits                     $767           $3,422        $5,672
Deposits Per Branch                     17               76           126
Net Interest Income                     12              175           301
Non Interest Income                      1               27            40
Non Interest Expense                    41               43            54
                                      -----          -------       -------
Branch Operating Income               ($28)            $159          $287

Excludes Manhattan

                                                                      [LOGO] 120

                           BRANCH PROFITABILITY MODEL

                             (Deposits in Millions)

                                        Suburban                  Manhattan
                                      Branch Model              Branch Model
                                -----------------------------------------------
Break-Even Time                         12 Months                 6 Months

Total Deposits                            $19                        $53

Total Income (4.50% plus fees)          $1,020                     $2,910

Branch Operating Expenses

     Salaries & Benefits                 $321                         $799

     Occupancy                            389                        1,406

     Marketing                             19                           48

     Other                                 51                          267
                                         ----                        ------

               Total                     $780                        $2,520
                                         ----                        ------

Branch Operating Income                  $240                          $390

Break-Even Deposits                       $14                           $44

                                                                      [LOGO] 121

                        2002 CAPITAL EXPENDITURE SUMMARY
                                 (in thousands)
                                                                  Per
                                                                 Branch
                                                                 ------
New Branches                            40
Total New Branches                $126,400
Renovations                         $8,910        65%            $3.2m
Information Technology             $26,312
Equipment                           $7,742
Support Services                   $25,195
Total                             $194,559



                                                                      [LOGO] 122

                                 AVERAGE BRANCH
                                  CAP EX COST

                                   2001/2001
                                 (in thousands)


                                                 Average
                                                 -------

          Suburban Branch                         $3,419

         Manhattan Branch                          3,726
                                                 -------
                  Average                         $3,473


                                                                      [LOGO] 123

                             NET INCOME PER BRANCH

                                              Branches
                         Net Income           Beginning           Net Income
                         Total Bank            of Year            Per Branch

2000                     $80,047                 120                  $667

2001                    $103,022                 150                  $687

2002                    $144,815                 184                  $787


Avg. Cap Ex Investment/Branch                                         $3.5


Return                                                                 22%

                                                                      [LOGO] 124

                               COMPARATIVE CAP EX

                                  Net Income         Fixed Assets
                # of Stores       per Store           per Store      Return
               --------------------------------------------------------------
                  (B of Y)     ($ in Millions)
               --------------------------------------------------------------
Walmart            4,414            $1.82              $11.1           16%

Home Depot         1,289             2.84               11.2           25%

Starbucks          4,709             0.05                0.2           21%

Commerce Bank        184             0.79                2.2           35%



                                                                      [LOGO] 125

                           PROJECTED CAPITAL ADEQUACY

[BAR CHART OMITTED]

                               30% ANNUAL GROWTH

Plotted points below
                            2003        2004        2005        2006        2007
Assets (in Billions)        21.3        27.7          36        46.9        60.9
Leverage Ration (%)         6.07        5.85        5.71        5.56        5.39
Management target (%)       5.50        5.50        5.50        5.50        5.50

No New Capital Until 2007



[BAR CHART OMITTED]

                               40% ANNUAL GROWTH

                            2003        2004        2005        2006        2007
Assets (in Billions)        22.9        32.2          45          63        88.2
Leverage Ration (%)         5.64         5.2        5.67        5.34         5.6
Management target (%)       5.50        5.50        5.50        5.50        5.50

New Capital in 2004 and 2006





                                                                      [LOGO] 126

                                  SHAREHOLDER
                                   RELATIONS


                                                        C. Edward Jordan Jr.
                                                        Executive Vice President

                                 ANNUAL RETURN


                              CBH                 S&P 500
                              ---                 -------
One year                      -10%                -25%

Five years                     17%                 -4%

Ten years                      27%                  9%



As of 3/31/03: $39.74


                                                                      [LOGO] 128

                                  TOTAL RETURN
                               3/31/93 - 3/31/03

                              10 Year                     10 Year
                           Total Return             Compounded Average
                           -------------------------------------------

Commerce Bank                   977%                          27%
-----------------------------------------------------------------------
Microsoft:                      740%                          24%
       GE:                      321%                          15%
Berkshire:                      400%                          17%
      S&P:                      127%                           9%






                                                                      [LOGO] 129

                              WALL STREET JOURNAL


BANKS
-----
                             One-Year   3-Year      5-Year      10-Year
                             Return(%)  Return(%)   Return(%)   Return(%)
                             --------------------------------------------
Commerce Bank                 11.3        33.2        21.8        29.6

M&T Bank                      10.3        25.9        12.6        20.9

North Fork Bancorp             8.4        28.9        11.8        32.0

Fifth Third Bancorp           (3.0)        7.8        11.6        20.6



                                                                     [LOGO] 130

                                 VALUE CREATION


                                   M&T/Allfirst             CBH 2002 Growth
                                   ------------             ---------------
Deposits                           $16.0B                        $4.4B

Price                               $3.1B

Premium                             19.4%

Commerce Created Value                                          $854 Million


                                                                     [LOGO] 131

                             MARKET DEPOSIT PREMIUM

                                            Market Cap
                         Deposits          Less Equity     Premium
                        -------------------------------------------
                        (billions)          (billions)
Commerce Bancorp          $16.2                1.8           11%

Fifth Third                54.6               20.2           37

Wells Fargo               235.9               44.8           19

Valley                      6.7                1.8           27

North Fork                 13.4                3.1           23




                                                                     [LOGO] 132

                                 RELATIVE VALUE

                                       5-Year
                                       ------
                                Revenue        E.P.S.         P/E at       PEG
                                Growth         Growth         3/31/03      Rate
                            ----------------------------------------------------
Commerce Bancorp (CBH)           +30%           31%             19.48       0.63

Starbucks        (SBUX)          +20%           20%             45.19       2.26

Wal-Mart         (WMT)           +15%           15%             28.75       1.92

Home Depot       (HD)            +15%           15%             15.62       1.04

Fifth Third      (FITB)          +15%           15%             18.20       1.21

S&P Index        (SPX)           +10%           10%             19.70       1.97


As of 3/31/03: $39.74

                                                                     [LOGO] 133

                                       THE
                                 COMMERCE MODEL


                                        Vernon W. Hill II
                                        Chief Executive Officer

                                LOWEST RISK MODEL

o All Core Deposit Funding

o Very Low Deposit Costs

o 14-Year Deposit Life

o Stable Margin

o Low Loan to Deposit Ratio

                                                                      [LOGO] 135

                                     CREDIT

o 40% Loan/Deposit

o All Local

o Average Commericial Loan Size: $236k

o No Shared National Credits

o No Sub-prime FICO

o Best Asset Quality

                                                                      [LOGO] 136

                                SHORT TERM RISKS

o Margin Compression

o Credit

o Slower Deposit Growth


                                                                      [LOGO] 137

                                 LONG-TERM RISK

o Growth Model Execution

                                                                      [LOGO] 138

                                    SUMMARY


                                                         Vernon W. Hill II
                                                         Chief Executive Officer

                                  COMMERCE WAY

                            NO                       YES

               1. Major Aquistitions              1. Internal Growth
               2. New Business Plan               2. Proven Model
               3. Cost Saving Your Way            3. Continual Reinvestment
                  to Prosperity
               4. 80/20 Customer Profitability    4. Exceed Everyone's
                                                     Expectations
               5. Financial Engineering &         5. 25+ Years Consistent Growth
                  Special Charges
               6. Reaching for Credit             6. Great Asset Quality


                                                                      [LOGO] 140

                                WHY BUILD vs BUY


o Consistent Brand Message

o Reproductible Model

o Predictable Financial Results

o One, Reinforcing Culture

o No Surprises


                                                                      [LOGO] 141

                                 BUILD vs. BUY

                             Per Branch Comparison
                                 March 31, 2003
                                 (in millions)

                                   Commerce [LOGO]   North Fork    Banknorth

Fixed Assets                            $557           $141           $278

Goodwill                                   0            410          1,095
                                      -------         -------        -------
                                        $557           $551         $1,373


Number of Branches                       226            171            360

Cost per Branch                        $2.46          $3.22          $3.82

Deposits                              16,232          13,372         17,547

Deposits per Branch                   $86.80          $81.54         $48.07
(1 year and older)


                                                                      [LOGO] 142

                                  GROWTH PLAN
                                                            1st
  Growth Target                      Last 5 Year            Quarter
                                     Growth  %              2003
----------------------------------------------------------------------

Deposits        25%                   32%                   43%

Comp Store      18%                   20%                   29%

Revenue         25%                   30%                   35%

Net Income      25%                   31%                   35%

EPS             20%                   31%                   33%

                                                                      [LOGO] 143

                                NORTHEAST MARKET
                                   POTENTIAL

                              Total Market     CBH    CBH   Branch
                                Deposits     Deposits  %    Potential
                         ----------------------------------------------
                                       Billions

Metro Phila                        $153        $9.5   6.2%     200

Metro NY                           $619        $6.7   1.1%     400
                         ----------------------------------------------
     Total Existing Markets        $772       $16.2   2.1%     600


Metro Boston                       $130           -            200

Washington-Baltimore               $132           -            200
                         -----------------------------------------------

          Total             $1.0 trillion                    1,000


                                                                      [LOGO] 144

                              THE COMMERCE FUTURE

[BAR CHART OMITTED]


          $ in Billions       Number of Branches
2000           $8.3                  150
2001          $11.4                  184
2002          $16.4                  224
2003          $20.5                  270 (proposed)
2004          $25.5                  320 (proposed)
2005          $32.0                  375 (proposed)
2006          $40.0                  440 (proposed)
2007          $50.0                  515 (proposed)


                                                                      [LOGO] 145

                               12 COMMERCE TRUTHS

12) Unique Proven Business Model

11) Proven Management Team

10) Proven Record of New Store and New Markets

 9) Proven Ability to Take Market Share Everywhere

 8) Legendary Customer Service and Loyalty

 7) Record Deposit Growth 32% for 5 years; 29% Comp Store


                                                                      [LOGO] 146

                               12 COMMERCE TRUTHS



6)   Lowest Risk Model, All Core Funded, Lowest Loan/Deposit

5)   Exemplary Credit

4)   Pristine 30 Year Accounting

3)   26 Quarters of Increasing Earnings; 5 Year 31% Average Annual Increase

2)   Highest 10 Year Shareholder Return; 25 out of 1000 of All Public Cos.

1)   Unlimited Future with a Proven Model




                                                                      [LOGO] 147

                           FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Commerce Bancorp, Inc. Economic, business, competitive and/or regulatory factors affecting Commerce's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Commerce's filings with the Securities and Exchange Commission, particularly those factors discussed in Item 1., "Business-Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Commerce's 2002 Annual Report on Form 10-K filed on 3/31/03. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Commerce does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.


                                                                      [LOGO] 148